Exhibit 10.1

Execution Version

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND CONSENT OF GUARANTORS

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT OF AGENT AND LENDERS (this “Amendment”) is dated as of May 9, 2006, and entered into by and among FLEETWOOD ENTERPRISES, INC. (“Fleetwood”), FLEETWOOD HOLDINGS INC. (“Holdings”) and its Subsidiaries listed on the signature pages hereof (collectively, “FMC”), FLEETWOOD RETAIL CORP. (“Retail”) and its Subsidiaries listed on the signature pages hereof (collectively, “FRC”) (each of Holdings and each of its Subsidiaries and Retail and each of its Subsidiaries, individually, a “Borrower” and, collectively, the “Borrowers”), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders.

Recitals

Whereas, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of July 1, 2005, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Consent of Guarantors dated as of July 22, 2005 and as amended by that certain Second Amendment to Second Amended and Restated Credit Agreement and Consent of Guarantors dated as of November 1, 2005 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement;

Whereas, the Borrowers have requested an amendment to the Credit Agreement to modify certain definitions therein and to permit certain cash payments or prepayments with respect to the Subordinated Debentures;

Whereas, the Lenders and the Agent are willing to agree to the amendment requested by the Borrowers, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Lenders, and the Agent agree as follows:

1.             AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1 Amendment to Section 7.10.   Section 7.10(a) shall be amended by deleting clause (vii) and replacing it with the following:

“(vii)  Fleetwood or the Fleetwood Trust may redeem, prepay, repurchase or otherwise acquire the Subordinated Debentures, the 2003 Subordinated Debentures and the Trust Securities (and pay the contemplated fees) to the extent permitted under Sections 7.14 and 7.29;”

1.2 Amendment to Section 7.14.   Section 7.14(e) shall be amended by deleting such section and replacing it with the following:

“(e) so long as no Default or Event of Default has occurred and is continuing on the date of the payment thereof and the Flexibility Conditions are satisfied, in each case both before and after giving effect to such payment or other specified action, Fleetwood, or Fleetwood Trust, as applicable, may, on or prior to May 9, 2007, either (I) call for redemption, prepay, repurchase or otherwise acquire in exchange for the issuance to the holders thereof of ordinary or common Capital Stock of Fleetwood and, in each case, cancel all or such portion of the 2003 Subordinated Debentures, the Subordinated Debentures or the Trust Securities so redeemed, prepaid, repurchased or otherwise acquired or (II) pay a solicitation, conversion, or other inducement fee to induce the holders of the Trust Securities or the 2003 Subordinated Debentures, to convert the Trust Securities or the 2003 Subordinated Debentures, pursuant to the terms thereof; provided that the amount of such prepayment or repurchase does not exceed, in the case of clauses (I) and (II) above combined, $50,000,000 and, in the case of clause (II) above, a sublimit of $20,000,000; provided further that contemporaneously therewith either (A) in the case of prepayments in respect of the Subordinated Debentures made pursuant to clause (I) above, the Fleetwood Trust uses such proceeds to prepay or repurchase and cancel those Trust Securities having the same liquidation amount as the principal amount of such Subordinated Debentures underlying such Trust Securities or (B) in the case of clause (II) above, the holders of the Trust Securities or the 2003 Subordinated Debentures, together with the Fleetwood Trust, otherwise comply with the requirements upon conversion set forth in the Subordinated Debentures and the Trust Securities, or the 2003 Subordinated Debentures, as applicable; and provided still further that the per-security amount of any redemption, prepayment or repurchase of the 2003 Subordinated Debentures, the Subordinated Debentures or the Trust Securities shall not exceed 95.0% of the par value of the security being so redeemed, prepaid or repurchased;”

1.3 Amendment to Section 7.29.   Section 7.29(c) shall be amended by replacing the “and” at the end of clause (E) thereof with a “,”, adding an “and” at the end of clause (F) thereof and adding the following additional clause (G) immediately following clause (F) thereof:

“(G)  so long as no Default or Event of Default has occurred and is continuing on the date of the payment thereof, both before and after giving effect to such payment, Fleetwood may make the payments and/or pay the fees described in Section 7.14 hereof.”

1.4 Amendments to Annex A to Credit Agreement (Definitions).   Annex A shall be amended as follows:

(a)           The definition of “Applicable Margin” in Annex A of the Credit Agreement shall be amended by replacing the text of such definition before the chart labeled “Fixed Charge Coverage Ratio” with the following:

“Applicable Margin” means with respect to the Revolving Loans, the Term Loan, all other Obligations, the Unused Line Fee and the Letter of Credit Fee, a rate per annum corresponding to the Levels set forth below opposite the Fixed Charge Coverage Ratio set forth below determined for the four-Fiscal Quarter Period ended as of the end of the most recent Fiscal Quarter; provided that the Applicable Margin in respect of the Fiscal Quarter ended January, 2006 shall be determined for the three-Fiscal Quarter Periods ended as of the last date of such just completed Fiscal Quarter. Effective May 1, 2006, adjustments in Applicable Margins shall be determined by reference to the following grid:

(b)           The definition of “Fixed Charges” in Annex A of the Credit Agreement shall be amended by replacing such definition with the following:

“Fixed Charges” means, with respect to any fiscal period, for Fleetwood on a consolidated basis, without duplication (a) interest expense paid in cash; (b) Capital Expenditures (excluding Capital Expenditures funded with Debt other than the Revolving Loans); (c) scheduled principal payments of Debt; (d) Distributions paid in cash by Fleetwood or the Fleetwood Trust (including in Fixed Charges any Distribution paid in cash during the Fiscal Quarter ended April, 2006 in respect of the regularly scheduled interest payable on the Subordinated Debentures on February 15, 2006, but excluding from Fixed Charges Distributions paid in cash during the Fiscal Quarter ended April, 2006 in respect of deferred interest accrual on the Subordinated Debentures in an amount not to exceed $58,800,000); and (e) without duplication of clause (d), payments made in cash on Subordinated Debt.

2.             REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS. In order to induce the Lenders and the Agent to enter into this Amendment, each of Fleetwood and each Borrower represents and warrants to each Lender and the Agent that the following statements are true, correct and complete:

2.1 Power and Authority.   Each of Fleetwood, Fleetwood Canada Ltd., Fleetwood International, Inc., and each Borrower (collectively, the “Loan Parties”) has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the “Consent”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

2.2 Corporate Action.   The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

2.3 No Conflict or Violation or Required Consent or Approval.   The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

2.4 Execution, Delivery and Enforceability.   This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity. The Agent’s Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

2.5 No Default or Event of Default.   No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

2.6 No Material Adverse Effect.   No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

2.7 Representations and Warranties.   Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

3.             WAIVER. Subject to the satisfaction of the conditions set forth below under Section 5, notwithstanding Section 7.9 and/or any other provisions of the Credit Agreement prohibiting such action, the Lenders hereby waive any Default or Event of Default that may have arisen from the dissolution of Fleetwood Retail Corp. of Michigan.

4.             AUTHORIZATION TO AMEND SCHEDULES AND EXHIBIT TO HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT. The Agent is hereby authorized by each of the Lenders to amend, as appropriate and otherwise in accordance with the provisions of the Credit Agreement, each of Schedule A, Schedule B and Exhibit A to the Hazardous Substances Indemnity Agreement, dated July 27, 2001, by and among the FMC Borrowers, the FRC Borrowers, Fleetwood International, Inc., Buckingham Development Co. and the Agent to reflect the current Mortgaged Properties.

5.             CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and each Lender and only if and when each of the following conditions is satisfied:

5.1 Consent of Guarantors.   Each of the Guarantors shall have executed and delivered to the Agent the Consent.

5.2 No Default or Event of Default; Accuracy of Representations and Warranties.   No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

5.3 Delivery of Documents.   The Agent shall have received such documents as the Agent may reasonably request in connection with this Amendment

6.             EFFECTIVE DATE.   This Amendment shall become effective (the “Effective Date”) on the date of the satisfaction of the conditions set forth in Section 5.

7.             EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

8.             Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.

9.             APPLICABLE LAW. THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

10.           NO WAIVER. The execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party, including, without limitation, Section 7.10 (Distributions; Capital Change; Restricted Investments), Section 7.12 (Guaranties), Section 7.13 (Debt), and Section 7.15 (Transactions with Affiliates) of the Credit Agreement.

11.           COMPLETE AGREEMENT. This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof. The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

12.           CAPTIONS; COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Third Amendment to Second Amended and Restated Credit Agreement as of the date set forth above.

FMC BORROWERS

FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA,
INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY,
INC.

FLEETWOOD HOMES OF NORTH
CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF
PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE,
INC.

FLEETWOOD HOMES OF TEXAS, L.P.
By:    FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON,
INC.

FLEETWOOD MOTOR HOMES OF
CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF
INDIANA, INC.

FLEETWOOD MOTOR HOMES OF
PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF
CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF
INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF
KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF
MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF
OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF
OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF
TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION,
INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF
TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ Leonard J. McGill
Name:	Leonard J. McGill
Title:	Senior Vice President

FRC BORROWERS

FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF
CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF
KENTUCKY

FLEETWOOD RETAIL CORP. OF
MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH
CAROLINA

FLEETWOOD RETAIL CORP. OF
OREGON

FLEETWOOD RETAIL CORP. OF
VIRGINIA

By:	/s/ Leonard J. McGill
Name:	Leonard J. McGill
Title:	Secretary

GUARANTOR	FLEETWOOD ENTERPRISES, INC., as the Guarantor

	By:	/s/ Leonard J. McGill
	Name:	Leonard J. McGill
	Title:	Senior Vice President, General Counsel
and Secretary

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

BANK OF AMERICA, N.A., as the Agent and as a Lender

By:	/s/ John McNamara
Name:	John McNamara
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Rebecca L. Milligan
Name:	Rebecca L. Milligan
Title:	Duly Authorized Signatory

WELLS FARGO FOOTHILL, INC., fka FOOTHILL CAPITAL CORPORATION, as a Lender

By:	/s/ Juan Barrera
Name:	Juan Barrera
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ Jang S. Kim
Name:	Jang S. Kim
Title:	Vice President

TEXTRON FINANCIAL CORPORATION., as a Lender

By:	/s/ John Thomas
Name:	John Thomas
Title:	Sr. Account Executive

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 9th day of May, 2006.

FMC BORROWERS

FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA,
INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY,
INC.

FLEETWOOD HOMES OF NORTH
CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF
PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE,
INC.

FLEETWOOD HOMES OF TEXAS, L.P.

By:     FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON,

INC.

FLEETWOOD MOTOR HOMES OF
CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF
INDIANA, INC.

FLEETWOOD MOTOR HOMES OF
PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF
CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF
INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF
KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF
MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF
OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF
OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF
TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION,
INC.

CONTINENTAL LUMBER PRODUCTS,
INC.

FLEETWOOD GENERAL PARTNER OF
TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ Leonard J. McGill
Name:	Leonard J. McGill
Title:	Senior Vice President

FRC BORROWERS

FLEETWOOD RETAIL CORP.

FLEETWOOD RETAIL CORP. OF
CALIFORNIA

FLEETWOOD RETAIL CORP. OF IDAHO

FLEETWOOD RETAIL CORP. OF
KENTUCKY

FLEETWOOD RETAIL CORP. OF
MISSISSIPPI

FLEETWOOD RETAIL CORP. OF NORTH
CAROLINA

FLEETWOOD RETAIL CORP. OF
OREGON

FLEETWOOD RETAIL CORP. OF
VIRGINIA

By:	/s/ Leonard J. McGill
Name:	Leonard J. McGill
Title:	Secretary

OTHER GUARANTORS	FLEETWOOD ENTERPRISES, INC. FLEETWOOD CANADA LTD. FLEETWOOD INTERNATIONAL INC.

By:	/s/ Leonard J. McGill
Name:	Leonard J. McGill
Title:	Senior Vice President